Exhibit 10.1

FIRST AMENDMENT TO SECOND AMENDED AND

RESTATED EXECUTIVE EMPLOYMENT AGREEMENT

This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED EXECUTIVE EMPLOYMENT AGREEMENT (this “Amendment”) is made and entered into as of this 17th day of March 2015 (the “Effective Date”), by and between Mattersight Corporation (f/k/a eLoyalty Corporation), a Delaware Corporation (“Mattersight”) and Kelly D. Conway, a resident of the State of Florida (the “Employee”).

A. Mattersight and Employee are parties to that certain Second Amended and Restated Executive Employment Agreement, dated as of April 19, 2011 (the “Agreement”), setting forth the terms and conditions of Employee’s employment with Mattersight.

B. The parties desire to amend the Agreement as set forth herein, effective as of the Effective Date.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. All capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

2. The second sentence of Section 5(a), Annual Bonus, is hereby deleted in its entirety and replaced with the following:

“Employee will be offered the opportunity to participate in the Company’s then-current bonus plan, and, in accordance with the terms and conditions of such plan and this paragraph, upon achievement of all target bonus objectives set by the Board of Directors for the Company and for Employee, shall receive a cash bonus equal to 100% of his then-current base salary (the “Target Bonus”), less standard payroll deductions and withholdings. ”

3. The Agreement shall remain unmodified other than as expressly set forth herein and, as so modified, shall remain in full force and effect.

IN WITNESS WHEREOF, Employee and a duly authorized officer of Mattersight have executed this Amendment as of the date set forth above.

Mattersight Corporation (“Company”)		Kelly D. Conway (“Employee”)

By:	/s/ CHRISTINE R. CARSEN	/s/ KELLY D. CONWAY
	Christine R. Carsen	Kelly D. Conway

Title:	Vice President, General Counsel &
Corporate Secretary